Exhibit 32.2


                      Park City Group, Inc. & Subsidiaries
                            Certification Pursuant To
                 18 U.S.C. Section 1350, As Adopted Pursuant To
                  Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the annual Report of Park City Group, Inc. (the "Company") on Form 10-KSB/A No. 2 for the year ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Dunlavy, Principal Financial Officer, CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: September 13, 2006


/s/ William Dunlavy
--------------------------------
Principal Financial Officer, CFO


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